Exhibit 99.1

NEWS RELEASE

For More Information Contact:	For Release - July 25, 2006
J. Downey Bridgwater, Chairman, President & Chief Executive Officer, (713) 507-2670
Stephen C. Raffaele, Executive Vice President & Chief Financial Officer, (713) 507-7408

STERLING BANCSHARES REPORTS SECOND QUARTER 2006 EARNINGS
Net Income of $11.3 Million or $0.25 per Share

HOUSTON, TX, July 25, 2006 – Sterling Bancshares, Inc. (NASDAQ: SBIB) today reported net income of $11.3 million or $0.25 per diluted share for the second quarter ended June 30, 2006, a 32% increase when compared to the $8.5 million, or $0.19 per diluted share earned for the second quarter of 2005.

Net income for the six months ended June 30, 2006 was $21.3 million, or $0.46 per diluted share compared with $16.3 million or $0.36 per diluted share for the same period in 2005.

“Our second quarter 2006 earnings continue to reflect favorable trends in asset quality, loan growth and our net interest margin,” commented J. Downey Bridgwater, Sterling’s Chairman, President and Chief Executive Officer.  “During 2006, we are introducing new products and services that help us deepen relationships with our customers and capitalize on opportunities for future growth.”

Period-end loans held for investment increased $105 million during the second quarter to $2.9 billion at June 30, 2006, up 3.8% on a linked quarter basis and up $282 million or 11.0% compared to June 30, 2005.  Average loans held for investment were $2.8 billion for the second quarter of 2006, up $88 million or 3.2% linked-quarter and up $327 million or 13.1% from the second quarter of 2005.

The Company provided $1.8 million for credit losses in the second quarter of 2006 compared with $1.3 million for the first quarter of 2006.  Net charge-offs for the second quarter of 2006 improved to $1.2 million or 0.16% annualized of average total loans compared with $1.6 million or 0.24% annualized for the first quarter of 2006 and $1.9 million or 0.30% annualized for the second quarter of 2005.  At June 30, 2006, nonperforming assets were $14.0 million or 0.48% of total loans and foreclosed properties compared to $22.4 million or 0.81% at March 31, 2006.  The allowance for loan losses at June 30, 2006 was $31.9 million and represented 1.11% of total period-end loans, compared with $31.1 million or 1.13% at March 31, 2006.

Period-end total deposits increased $24 million during the second quarter to $3.0 billion at June 30, 2006 and up $379 million or 14.6% compared to June 30, 2005.  Average total deposits for the second quarter of 2006 were up $90 million or 3.1% linked-quarter and up $392 million or 15.4% from the second quarter of 2005.  Average noninterest-bearing deposits increased $102 million or 11.2% from the second quarter of 2005.

Net interest income for the second quarter of 2006 was $42.8 million, up $2.1 million linked quarter, driven primarily by strong loan growth and a higher net interest margin.  The net interest margin increased to 4.98%, up 10 basis points from the 4.88% margin for the first quarter of 2006.  The increase in net interest margin is attributed to loan and deposit growth, lower average investments, lower average borrowings and increases in short term interest rates.

Sterling Bancshares, Inc., News Release
July 25, 2006

Noninterest income was $9.0 million in the second quarter of 2006, up $2.5 million or 38% as compared with the second quarter of 2005.  During the second quarter of 2006, the Company sold a multi-tenant office building resulting in a gain of $1.1 million.  The Company will continue to occupy the banking center located in this building.  Additionally, commission income and other lending fees increased $935 thousand during the second quarter of 2006 as compared with 2005’s second quarter.

Noninterest expense for the second quarter of 2006 was $33.2 million, up $5.7 million as compared with the second quarter of 2005.  In the second quarter of 2006, the Company prepaid $29.6 million of junior subordinated debt having a 9.20% interest rate.  Remaining unamortized debt issuance costs associated with this debt totaling $1.3 million were written off and are included in other noninterest expense for the second quarter of 2006.  Salaries and employee benefits increased $3.5 million in the second quarter of 2006 as compared with the same period in 2005.  The increase in salaries and employee benefits was primarily attributable to the addition of new employees from the acquisition of The Oaks Bank on September 30, 2005 and the investment in additional lending staff and key officers during the first quarter of 2006 to further implement the Company’s growth strategy.   Overall, the Company’s efficiency ratio improved to 64.04% for the second quarter of 2006 from 65.61% for the first quarter of 2006.

At June 30, 2006, Sterling had total assets of $3.8 billion, total loans of $2.9 billion and total deposits of $3.0 billion.  Shareholders’ equity of $344.0 million at June 30, 2006 was 9.1% of total assets.  Book value per common share at period-end was $7.58.

Conference Call

Management will host a conference call for investors and analysts that will be broadcast live via telephone and over the Internet on Tuesday, July 25, 2006 at 11:00 a.m. Eastern Time.  To participate, visit the Investor Relations section of the Company’s web site at www.banksterling.com or call (847) 619-6820.  An audio archive of the call will also be available on the web site beginning Wednesday, July 26, 2006.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve risks and uncertainties and are based on beliefs and assumptions of management at the time that this release was prepared.  The Company does not assume any obligation to update the forward-looking statements.  There are several factors, many beyond the Company’s control that could cause results to differ significantly from expectations including adverse changes in the loan portfolio and the resulting credit risk-related losses and expenses; potential inadequacy of the allowance for credit losses; the ability to maintain or improve origination volumes; competitive influences on product pricing and the ability to integrate acquisitions and realize expected cost savings and revenue enhancements.  Additional factors can be found in the Company’s 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s web site (www.sec.gov).

Sterling Bancshares, Inc., News Release
July 25, 2006

About Sterling Bancshares

Sterling Bancshares, Inc., is a Houston-based bank holding company with total assets of $3.8 billion, which operates 40 banking centers in the greater metro areas of Houston, San Antonio, and Dallas, Texas. These cities are the 4th, 7th and 9th largest in the United States, respectively, based on population.  The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “SBIB”.

–Tables to follow–

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended			Year-to-date

	Jun. 30, 2006	Mar. 31, 2006	Jun. 30, 2005	2006	2005

Profitability
Net Income	$11,269	$10,032	$8,516	$21,301	$16,274
Earnings per common share (1)
Basic	$0.25	$0.22	$0.19	$0.47	$0.36
Diluted	$0.25	$0.22	$0.19	$0.46	$0.36
Return on average common equity (2)	13.10%	11.96%	10.55%	12.54%	10.22%
Return on average assets (2)	1.19%	1.09%	0.97%	1.14%	0.95%
Net interest margin	4.98%	4.88%	4.54%	4.93%	4.56%
Efficiency Ratio:
Consolidated	64.04%	65.61%	63.78%	64.79%	64.26%
Sterling Bank	59.24%	62.79%	60.38%	60.94%	60.77%
Liquidity and Capital Ratios
Average loans to average deposits	96.05%	95.93%	98.09%	95.99%	97.19%
Period-end stockholders’ equity to total assets	9.08%	9.08%	9.06%	9.08%	9.06%
Average stockholders’ equity to average assets	9.11%	9.12%	9.18%	9.11%	9.29%
Period-end tangible capital to total tangible assets	6.91%	6.89%	7.41%	6.91%	7.41%
Tier 1 capital to risk-weighted assets	9.19%	10.02%	11.05%	9.19%	11.05%
Total capital to risk-weighted assets	11.41%	12.29%	13.64%	11.41%	13.64%
Tier 1 leverage ratio (Tier 1 capital to average assets)	8.65%	9.30%	9.85%	8.65%	9.85%
Other Data
Shares used in computing earnings per common share
Basic shares	45,421	45,333	45,250	45,379	45,191
Diluted shares	45,868	45,794	45,713	45,826	45,664
End of period common shares outstanding	45,411	45,445	45,283	45,411	45,283
Book value per common share at period-end
Total	$7.58	$7.49	$7.19	$7.58	$7.19
Tangible	$5.63	$5.54	$5.77	$5.63	$5.77
Cash dividends paid per common share	$0.07	$0.07	$0.06	$0.14	$0.12
Common stock dividend payout ratio	28.24%	31.58%	31.88%	29.81%	33.32%
Full-time equivalent employees	1,015	1,013	951	1,015	951
Number of banking centers	40	40	35	40	35

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(dollars in thousands)

	Jun. 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sep. 30, 2005	Jun. 30, 2005

ASSETS
Cash and cash equivalents	$106,531	$123,013	$147,154	$136,391	$90,679
Interest-bearing deposits in financial institutions	99	99	99	199	199
Trading assets	—	16,615	28,515	21,019	15,556
Available-for-sale securities, at fair value	455,122	488,372	495,945	520,381	573,564
Held-to-maturity securities, at amortized cost	120,153	124,346	123,053	114,819	120,656
Loans held for sale	24,215	6,924	8,354	10,779	9,195
Loans held for investment	2,856,661	2,751,804	2,691,008	2,689,745	2,574,450

Total loans	2,880,876	2,758,728	2,699,362	2,700,524	2,583,645
Allowance for loan losses	(31,882)	(31,116)	(31,230)	(31,227)	(32,209)

Loans, net	2,848,994	2,727,612	2,668,132	2,669,297	2,551,436
Premises and equipment, net	37,169	40,108	41,407	38,863	38,299
Real estate acquired by foreclosure	1,171	2,726	460	635	1,472
Goodwill	85,026	85,026	85,026	84,490	62,480
Core deposit intangibles, net	3,162	3,357	3,551	3,756	1,625
Accrued interest receivable	15,002	15,052	15,358	14,443	13,476
Other assets	117,491	119,252	118,159	125,731	121,991

TOTAL ASSETS	$3,789,920	$3,745,578	$3,726,859	$3,730,024	$3,591,433

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$1,033,743	$1,031,989	$1,045,937	$1,031,366	$928,564
Interest-bearing demand	1,032,465	1,083,486	1,017,832	974,629	961,134
Certificates and other time deposits	918,167	844,505	774,374	763,014	715,482

Total deposits	2,984,375	2,959,980	2,838,143	2,769,009	2,605,180
Short-term borrowings	330,700	280,875	392,850	473,050	503,725
Subordinated debt	44,358	45,110	46,238	46,635	47,956
Junior subordinated debt	52,836	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	33,637	36,857	32,681	29,675	26,739

Total liabilities	3,445,906	3,405,297	3,392,387	3,400,844	3,266,075
COMMITMENTS AND CONTINGENCIES	—	—	—	—	—
SHAREHOLDERS’ EQUITY
Common stock	45,786	45,695	45,458	45,392	45,283
Capital surplus	63,567	62,163	58,757	57,905	56,973
Retained earnings	254,125	246,036	239,171	230,631	224,667
Treasury stock	(6,111)	(3,975)	(1,984)	—	—
Accumulated other comprehensive loss, net of tax	(13,353)	(9,638)	(6,930)	(4,748)	(1,565)

Total shareholders’ equity	344,014	340,281	334,472	329,180	325,358

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,789,920	$3,745,578	$3,726,859	$3,730,024	$3,591,433

STERLING BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended					Year-to-date

	Jun. 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sep. 30, 2005	Jun. 30, 2005	2006	2005

Interest income:
Loans, including fees	$55,265	$50,776	$50,052	$45,545	$41,933	$106,041	$79,924
Securities:
Taxable	6,011	6,149	6,032	6,404	6,345	12,160	12,500
Non-taxable	564	587	598	604	612	1,151	1,240
Trading assets	270	300	425	259	322	570	634
Federal funds sold	43	42	75	59	122	85	159
Deposits in financial institutions	32	58	54	24	6	90	15

Total interest income	62,185	57,912	57,236	52,895	49,340	120,097	94,472

Interest expense:
Demand and savings deposits	3,883	3,077	2,753	2,145	1,853	6,960	3,627
Certificates and other time deposits	8,542	7,134	6,535	5,572	4,669	15,676	8,041
Short-term borrowings	4,413	4,162	4,245	4,498	3,669	8,575	6,359
Subordinated debt	1,125	1,055	1,020	950	882	2,180	1,695
Junior subordinated debt	1,409	1,792	1,775	1,746	1,722	3,201	3,412

Total interest expense	19,372	17,220	16,328	14,911	12,795	36,592	23,134

Net interest income	42,813	40,692	40,908	37,984	36,545	83,505	71,338
Provision for credit losses	1,837	1,326	3,245	4,565	3,221	3,163	6,561

Net interest income after provision for credit losses	40,976	39,366	37,663	33,419	33,324	80,342	64,777

Noninterest income:
Customer service fees	3,061	2,577	2,895	2,840	2,888	5,638	5,880
Net gain (loss) on trading assets	(167)	(135)	15	34	(11)	(302)	98
Net gain (loss) on the sale of securities	—	—	—	6	(31)	—	54
Net gain on sale of loans	205	305	155	626	417	510	674
Other	5,920	3,743	3,494	3,588	3,266	9,663	6,600

Total noninterest income	9,019	6,490	6,559	7,094	6,529	15,509	13,306

Noninterest expense:
Salaries and employee benefits	18,822	18,675	15,763	14,794	15,278	37,497	30,672
Occupancy expense	4,061	3,843	4,164	3,841	3,909	7,904	7,551
Technology	1,615	1,474	1,520	1,409	1,381	3,089	2,595
Professional fees	1,473	1,425	1,731	1,870	1,630	2,898	2,926
Postage, delivery and supplies	903	790	901	809	778	1,693	1,528
Marketing	709	384	502	542	617	1,093	1,262
Core deposit intangibles amortization	194	195	205	102	102	389	214
Acquisition costs	—	—	—	831	—	—	—
Other	5,416	4,172	3,758	3,514	3,779	9,588	7,642

Total noninterest expense	33,193	30,958	28,544	27,712	27,474	64,151	54,390

Income before income taxes	16,802	14,898	15,678	12,801	12,379	31,700	23,693
Provision for income taxes	5,533	4,866	4,416	4,115	3,863	10,399	7,419

Net Income	$11,269	$10,032	$11,262	$8,686	$8,516	$21,301	$16,274

Earnings per share (1):
Basic	$0.25	$0.22	$0.25	$0.19	$0.19	$0.47	$0.36

Diluted	$0.25	$0.22	$0.25	$0.19	$0.19	$0.46	$0.36

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended

	Jun. 30, 2006			Mar. 31, 2006

	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate

Interest-Earning Assets:
Loans held for sale	$9,434	$191	8.10%	$7,541	$159	8.55%
Loans held for investment:
Taxable	2,815,355	55,036	7.84%	2,727,432	50,577	7.52%
Non-taxable	2,388	38	6.33%	2,520	40	6.36%
Securities:
Taxable	538,584	6,011	4.48%	557,302	6,149	4.47%
Non-taxable	58,533	564	3.87%	60,747	587	3.92%
Trading assets	17,969	270	6.02%	18,770	300	6.48%
Federal funds sold	3,590	43	4.87%	4,040	42	4.21%
Deposits in financial institutions	2,678	32	4.88%	5,331	58	4.38%

Total interest-earnings assets	3,448,531	62,185	7.23%	3,383,683	57,912	6.94%
Noninterest-earning assets	337,615			348,343

Total Assets	$3,786,146			$3,732,026

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,059,200	$3,883	1.47%	$1,048,948	$3,077	1.19%
Certificates and other time	871,336	8,542	3.93%	807,477	7,134	3.58%
Short-term borrowings	354,102	4,413	5.00%	377,349	4,162	4.47%
Subordinated debt	44,784	1,125	10.08%	46,021	1,055	9.30%
Junior subordinated debt	64,887	1,409	8.71%	82,475	1,792	8.81%

Total interest-bearing liabilities	2,394,309	19,372	3.25%	2,362,270	17,220	2.96%
Noninterest-bearing sources:
Noninterest-bearing liabilities	1,046,960			1,029,576
Shareholders’ equity	344,877			340,180

Total Liabilities and Shareholders’ Equity	$3,786,146			$3,732,026

Net Interest Income & Margin		$42,813	4.98%		$40,692	4.88%

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Year-to-date

	2006			2005

	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate

Interest-Earning Assets:
Loans held for sale	$8,493	$350	8.30%	$9,808	$347	7.13%
Loans held for investment:
Taxable	2,771,636	105,614	7.68%	2,428,303	79,473	6.60%
Non-taxable	2,454	77	6.35%	2,713	104	7.73%
Securities:
Taxable	547,892	12,160	4.48%	607,403	12,500	4.15%
Non-taxable	59,634	1,151	3.89%	63,951	1,240	3.91%
Trading assets	18,368	570	6.26%	28,368	634	4.51%
Federal funds sold	3,814	85	4.52%	11,607	159	2.77%
Deposits in financial institutions	3,997	90	4.55%	994	15	3.10%

Total interest-earnings assets	3,416,288	120,097	7.09%	3,153,147	94,472	6.04%
Noninterest-earning assets	342,948			302,701

Total Assets	$3,759,236			$3,455,848

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,054,103	$6,960	1.33%	$984,459	$3,627	0.74%
Certificates and other time	839,583	15,676	3.77%	636,635	8,041	2.55%
Short-term borrowings	365,661	8,575	4.73%	465,660	6,359	2.75%
Subordinated debt	45,399	2,180	9.69%	47,020	1,695	7.27%
Junior subordinated debt	73,632	3,201	8.77%	82,475	3,412	8.34%

Total interest-bearing liabilities	2,378,378	36,592	3.10%	2,216,249	23,134	2.11%
Noninterest-bearing sources:
Noninterest-bearing liabilities	1,038,317			918,524
Shareholders’ equity	342,541			321,075

Total Liabilities and Shareholders’ Equity	$3,759,236			$3,455,848

Net Interest Income & Margin		$83,505	4.93%		$71,338	4.56%

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended

	Jun. 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sep. 30, 2005	Jun. 30, 2005

Condensed Average Balance Sheet
Loans held for sale	$9,434	$7,541	$10,106	$10,788	$11,448
Loans held for investment	2,817,743	2,729,952	2,698,033	2,581,817	2,490,976

Total loans	2,827,177	2,737,493	2,708,139	2,592,605	2,502,424
Available-for-sale securities, at fair value	474,554	492,641	504,508	552,219	560,235
Held-to-maturity securities, at amortized cost	122,563	125,408	115,739	118,521	119,463
Trading assets	17,969	18,770	31,700	24,027	28,944
Other earning assets	6,268	9,371	13,363	9,681	17,650

Total earning assets	3,448,531	3,383,683	3,373,449	3,297,053	3,228,716
Goodwill	85,026	85,026	84,506	62,737	62,480
Core deposit intangibles, net	3,250	3,455	3,662	1,590	1,668
All other non-interest earning assets	249,339	259,862	256,734	242,262	233,371

Total assets	$3,786,146	$3,732,026	$3,718,351	$3,603,642	$3,526,235

Noninterest-bearing demand	$1,012,805	$997,237	$1,033,805	$928,828	$910,448
Interest bearing deposits:
Interest-bearing demand	1,059,200	1,048,948	995,652	948,507	959,832
Jumbo certificates of deposits	534,952	490,434	470,255	459,549	425,169
Regular certificates of deposit	223,698	215,951	221,109	217,086	214,676
Brokered certificates of deposit	112,686	101,092	81,319	46,478	41,103

Total deposits	2,943,341	2,853,662	2,802,140	2,600,448	2,551,228
Short-term borrowings	354,102	377,349	421,600	514,155	493,464
Subordinated debt	44,784	46,021	46,137	47,417	46,985
Junior subordinated debt	64,887	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	34,155	32,339	30,994	28,012	28,322

Total liabilities	3,441,269	3,391,846	3,383,346	3,272,507	3,202,474
Total shareholders’ equity	344,877	340,180	335,005	331,135	323,761

Total liabilities and shareholders’ equity	$3,786,146	$3,732,026	$3,718,351	$3,603,642	$3,526,235

	Jun. 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sep. 30, 2005	Jun. 30, 2005

Period-end Loans:
Loans held for sale	$24,215	$6,924	$8,354	$10,779	$9,195
Loans held for investment:
Commercial and industrial	808,751	781,073	764,141	776,597	758,209
Real Estate:
Commercial	1,284,059	1,266,234	1,224,129	1,191,592	1,177,494
Construction and development	520,129	455,097	438,569	447,422	392,058
Residential mortgage	171,647	178,493	190,771	195,862	177,977
Consumer/other	72,075	70,907	73,398	78,272	68,712

Loans held for investment	2,856,661	2,751,804	2,691,008	2,689,745	2,574,450

Total period-end loans	$2,880,876	$2,758,728	$2,699,362	$2,700,524	$2,583,645

Period-End Deposits:
Noninterest-bearing demand	$1,033,743	$1,031,989	$1,045,937	$1,031,366	$928,564
Interest-bearing demand	1,032,465	1,083,486	1,017,832	974,629	961,134
Certificates and other time deposits:
Jumbo	564,365	522,262	467,672	476,307	451,394
Regular	231,329	219,605	216,585	223,765	221,325
Brokered	122,473	102,638	90,117	62,942	42,763

Total period-end deposits	$2,984,375	$2,959,980	$2,838,143	$2,769,009	$2,605,180

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended					Year-to-date

	Jun. 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sep. 30, 2005	Jun. 30, 2005	2006	2005

Allowance For Credit Losses
Allowance for loan losses at beginning of period	$31,116	$31,230	$31,227	$32,209	$30,760	$31,230	$29,406
Charge-offs:
Commercial, financial and industrial	1,393	1,028	2,998	6,192	1,881	2,421	3,220
Real estate, mortgage and construction	439	1,005	29	163	1,065	1,444	1,576
Consumer	253	113	364	333	323	366	838

Total charge-offs	2,085	2,146	3,391	6,688	3,269	4,231	5,634

Recoveries:
Commercial, financial and industrial	782	385	319	420	721	1,167	1,034
Real estate, mortgage and construction	2	3	4	97	605	5	610
Consumer	145	120	38	78	83	265	152

Total Recoveries	929	508	361	595	1,409	1,437	1,796

Net charge-offs	1,156	1,638	3,030	6,093	1,860	2,794	3,838
Allowance for credit losses associated with acquired institutions	—	—	—	761	—	—	—
Provision for loan losses	1,922	1,524	3,033	4,350	3,309	3,446	6,641

Allowance for loan losses at end of period	$31,882	$31,116	$31,230	$31,227	$32,209	$31,882	$32,209

Reserve for unfunded loan commitments at beginning of period	975	1,173	961	746	834	1,173	826
Provision for losses on unfunded loan commitments	(85)	(198)	212	215	(88)	(283)	(80)

Reserve for unfunded loan commitments at end of period	890	975	1,173	961	746	890	746

Total allowance for credit losses	$32,772	$32,091	$32,403	$32,188	$32,955	$32,772	$32,955

Nonperforming Assets
Nonperforming loans:
Nonaccrual	$12,395	$19,220	$21,841	$24,113	$18,450	$12,395	$18,450
Restructured	—	—	—	49	51	—	51
Real estate acquired by foreclosure	1,171	2,726	460	635	1,472	1,171	1,472
Other repossessed assets	412	418	137	331	232	412	232

Total nonperforming assets	$13,978	$22,364	$22,438	$25,128	$20,205	$13,978	$20,205

Potential problem loans	$43,846	$47,517	$58,011	$62,356	$58,817	$43,846	$58,817

Accruing loans past due 90 days or more	$543	$3,254	$162	$403	$1,629	$543	$1,629

Ratios
Period-end allowance for credit losses to period-end loans	1.14%	1.16%	1.20%	1.19%	1.28%	1.14%	1.28%
Period-end allowance for loan losses to period-end loans	1.11%	1.13%	1.16%	1.16%	1.25%	1.11%	1.25%
Period-end allowance for loan losses to nonperforming loans	257.21%	161.90%	142.99%	129.24%	174.09%	257.21%	174.09%
Nonperforming assets to period-end loans and foreclosed assets	0.48%	0.81%	0.83%	0.93%	0.78%	0.48%	0.78%
Nonperforming loans to period-end loans	0.43%	0.70%	0.81%	0.89%	0.72%	0.43%	0.72%
Nonperforming assets to period-end assets	0.37%	0.60%	0.60%	0.67%	0.56%	0.37%	0.56%
Net charge-offs to average loans (2)	0.16%	0.24%	0.44%	0.93%	0.30%	0.20%	0.32%

STERLING BANCSHARES, INC.
FOOTNOTES TO EARNINGS RELEASE

(1)

Earnings per share in each quarter is computed individually using the weighted-average number of shares outstanding during that quarter while earnings per share for the full period is computed using the weighted-average number of shares outstanding during the year. Thus, the sum for the quarters does not necessarily equal the full period earnings per share.

(2)	Interim periods annualized.